CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2013
CONSOLIDATED BALANCE SHEETS
Preferred stock, par value (in dollars per share)	$ 0.01
Preferred stock, shares authorized	50,000,000
Preferred stock, shares issued	0
Preferred stock, shares outstanding	0
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized	500,000,000
Common stock, shares issued	82,129,089
Common stock, shares outstanding	82,129,089